EXHIBIT 2.4

NUMBER                                                                 SHARES
 1475

                  INCORPORATED UNDER THE LAWS OF THE STATE OF
                                     TEXAS

                         AMERICAN ENERGY SERVICES, INC.
       The Corporation is authorized to issue 100,000,000 Common Shares --
                              Par Value $.001 each

     THIS CERTIFIES THAT ______________________________________ is the owner of
________________________________________________________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated __________________________________________

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM    -- as tenants in common               UNIV GIFT MIN ACT --........................Custodian(Minor)
TEN ENT    -- as tenants by the entireties       under Uniform Gifts to Minors Act....................(state)
JT TEN     -- as joint tenants with right of
              survivorship and not as tenants
              in common

FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

 ...............................................................................
              PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

 ...............................................................................

 ........................................................................ SHARES

REPRESENTED BY THE WITHIN CERTIFICATE, AND HEREBY IRREVOCABLY CONSTITUTES AND
APPOINTS  ......................................................................

 ..................................................ATTORNEY TO TRANSFER THE SAID

SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED,.........................................
                                    IN PRESENCE
                                             OF
 ...............................................
 ...............................................

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE.

NOTICE: The signature in this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.